Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Wilshire Enterprises, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2009 (the "Report"), I, S. Wilzig Izak, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78m(a) or 78o(d); and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Dated: November 16, 2009

By:	/s/ S. Wilzig Izak
S. Wilzig Izak
Chief Executive Officer